SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 11, 2003

                            ILLINOIS POWER COMPANY
            (Exact Name of Registrant as Specified in its Charter)


          Illinois                 1-3004                37-0344645
       State or other         (Commission File        (IRS Employer of
       jurisdiction of             Number)             incorporation
       incorporation)                               Identification No.)


                             500 South 27th Street
                            Decatur, Illinois 62521
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (217) 424-6600

                                Not Applicable
         (Former name or former address, if changed since last report)




     ITEM 5.  OTHER EVENTS.


     Attached as Exhibit 99.1 to this Current Report on Form 8-K filed by Illinois Power Company (the "Company") is a press release issued by the Company announcing the extension of the Company's exchange offer for holders of the Company's unregistered mortgage bonds.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements of Business Acquired - Not Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits:

               99.1 Press Release dated August 11, 2003.








                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     ILLINOIS POWER COMPANY

     BY: /s/ J. Kevin Blodgett
     -------------------------
     J. Kevin Blodgett
     Assistant Secretary


     Dated:  August 12, 2003